EXHIBIT 99




FOR IMMEDIATE RELEASE                            Company Contact:
                                                 Mark A. Kulik
                                                 Senior Vice President
                                                 (678)  264-4400

                         CareCentric Announces Plans to
                              "Focus on the Future"

ATLANTA, GA (February 5, 2002) - CareCentric, Inc. (NASDAQ Small Cap: CURA), a leading provider of management information systems to the home health care community, announced today its plans to realign its business by devoting substantial resources to its product development. This action represents a significant initiative designed to benefit CareCentric's customer base through development of major product updates and extensions to CareCentric's broadly used family of software products.

"During my first 75 days as President and CEO of CareCentric, I have been very impressed with the loyalty and support of our customers across our entire family of products", stated John R. Festa. "Further, these very same customers, as well as our prospects, are looking toward the future and how we can best continue to partner with them to provide efficient and effective home care systems solutions. To that end, our restructuring will allow us to reallocate millions of dollars to the extension of our products and services into new areas and more scaleable flexible platforms."

CareCentric announced a new organizational structure designed to:

     o    bring its key business managers closer to direct customer contact,
     o    assign   technical   support  directly  within  the  customer  service
          department, and
     o empower all levels of the organization with greater decision making authority.

By streamlining its customer support process and every organizational function, CareCentric released approximately 40 employees today. This reallocation will allow CareCentric to direct these resources towards investment in future product platforms and new research and development initiatives.

"The first step in our journey has been to identify a Chief Technology Officer to seek standards across all platforms, evaluate and select new available technologies, and create a world class product development team" said Festa. "We will then be able to add additional technical resources that will allow us to design competitive solutions from our products for our current customers in addition to the new customers we hope to attract and sign."

                                     -MORE-

"Our Board of Directors is committed to supporting management's insights, vision and recommendations," stated Bruce Dewey, Vice Chairman of the Board. "The Board unanimously supports this important step and endorses the focused direction of our resources directly into the extension of our product lines," added Dewey. "We have taken a long term view and directed the management team to focus on the future while offering the best possible support to care for every existing customer."

CareCentric intends to aggressively promote its newest product releases including PharmMed, Visit Assistant, Delivery Assistant, STAT 4.2, and Smart ClipBoard 3.1. It will also maintain its plans for ongoing product enhancements, including HIPAA related products, Advanced Beneficiary Notice, and the creation of an eCMN solution.


CareCentric provides information technology systems and services to over 2,000 customers. CareCentric provides freestanding, hospital-based and multi-office home health care providers (including skilled nursing, private duty, home medical equipment and supplies, IV pharmacy and hospice) complete information solutions that enable these home care operations to generate and utilize comprehensive and integrated financial, operational and clinical information. With offices nationwide, CareCentric is headquartered in Atlanta, Georgia.


Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The CareCentric's future financial performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause the CareCentric's financial performance to differ materially from past results and from those expressed in any forward looking statements include, without limitation, the inability to obtain additional capital resources, variability in quarterly operating results, customer concentration, product performance and acceptance, long sales cycles, long and varying delivery cycles, the CareCentric's dependence on business partners, emerging technological standards, risks associated with acquisitions and the risk factors detailed in the CareCentric's Registration Statement on Form S-4 (File No. 333-96529) and from time to time in the CareCentric's periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.



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